UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 3, 2020

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

MyStemKits, Inc.

On February 3, 2020, Boxlight Corporation, a Nevada corporation (the “Company”), and its wholly-owned subsidiary, Boxlight Inc., a Washington corporation ( “Boxlight”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with MyStemKits, Inc., a Delaware corporation (“MyStemKits”), and STEM Education Holdings, Pty, an Australian corporation (“STEM”) which is the sole shareholder of MyStemKits, pursuant to which Boxlight agreed to acquire the assets, and assume certain liabilities, of MyStemKits in exchange for a purchase price of $600,000 (the “Purchase Price”). The Purchase Price will be payable as follows: (i) $250,000 in cash and (ii) a $350,000 purchase note payable in four quarterly installments. The assets to be acquired and liabilities to be assumed by the Company, as well as the conditions to closing, are set forth in greater detail in the Asset Purchase Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

MyStemKits is in the business of developing, selling and distributing 3D printable science, technology, engineering and math curriculums incorporating 3D printed project kits for education, and owns the right to manufacture, market and distribute Robo 3D branded 3D printers and associated hardware for the global education market. Closing of the Asset Purchase Agreement is subject to completion of certain conditions precedent, which are set forth in the Asset Purchase Agreement, including obtaining certain third party consents under license agreements to which MyStemKits is a party. The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to such document.

Lind Partners Funding Agreement

On February 4, 2020, the Company and Lind Global Macro Fund, LP, a Delaware limited partnership (“Lind”), entered into a securities purchase agreement (the “SPA”) pursuant to which the Company is to receive on February 6, 2020 $750,000 in exchange for the issuance to Lind of (1) an $825,000 convertible promissory note, payable at an 8% interest rate, compounded monthly (the “2020 Note”), (2) certain shares of restricted Company Class A common stock valued at $60,000, calculated based on the 20-day volume average weighted price of the Class A common stock for the period ended February 4, 2020, and (3) a commitment fee of $26,250. The Note matures over 24 months, with repayment to commence August 4, 2020, after which time the Company will be obligated to make monthly payments of $45,833.33 (the “Monthly Payments”), plus interest. Interest payments owed under the Note (the “Interest Payments”) shall accrue beginning on the one month anniversary of the issuance of the Note, however such Interest Payments shall accrued during the first six months of the Note, after which time the Interest Payments, including such accrued Interest Payments, shall be payable on a monthly basis in either conversion shares or in cash. The Company may make the Monthly Payments and any Interest Payments in shares of the Company’s Class A common stock so long as such shares are either registered for resale under the Securities Act of 1933, as amended, or may be sold without restriction pursuant to Rule 144 thereunder. As such, the Monthly Payments may be subject to reduction in any month by any amounts converted into the Company’s Class A common stock. The foregoing descriptions of the SPA and the 2020 Note are qualified in their entirety by reference to such documents, which documents are attached hereto as Exhibits 10.2. and 10.3, respectively, and are incorporated by reference herein.

Pursuant to the SPA, the Company and Lind amended and restated a $4,400,000 note (“Restated 2019 Lind Note-1”) and a $1,375,000 note (“Restated 2019 Lind Note-2”) issued by the Company to Lind in March and December 2019, respectively, to provide that the Company would not make any payments under the three Lind notes in the form of Company Class A Common Stock if such payments could cause the Company to violate any rules of the Nasdaq Capital Market. In addition, the Company agreed to call a stockholders meeting on or before May 31, 2020 to seek stockholder approval of the current and all prior financing transactions with Lind.

In conjunction with the SPA and the Note, on February 4, 2020, Boxlight and Lind entered into a second amended and restated security agreement (the “Second A&R Security Agreement”) for purposes of amending and restating a prior security agreement, dated as of December 13, 2019, between Boxlight and Lind in order to incorporate the Loan and the SPA. In addition, on February 4, 2020, Boxlight, Sallyport Commercial Finance, LLC, as first lien creditor, and Lind, as second lien creditor, entered into a second amended and restated intercreditor agreement (the “Second A&R Intercreditor Agreement”) for purposes of amending and restating the intercreditor agreement between the parties, dated as of December 13, 2019, in order to reaffirm and confirm the relative priority of each creditor’s respective security interests in the Company’s assets, among other matters.

The foregoing description of each of the Second A&R Security Agreement, the Second A&R Intercreditor Agreement, the Restated 2019 Note-1 and the Restated 2019 Note-2 is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 10.4, 10.5, 10.6 and 10.7, respectively, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2020, the Company issued a press release announcing the $750,000 investment from Lind. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated February 3, 2020, between Boxlight Corporation, Boxlight Inc., MyStemKit Inc. and STEM Education Holdings, Pty.
10.2	Securities Purchase Agreement, dated February 4, 2020, between Boxlight Corporation and Lind Global Macro Fund, LP.
10.3	Secured Convertible Note, dated February 4, 2020.
10.4	Second Amended and Restated Security Agreement, dated February 4, 2020, between Boxlight Corporation and Lind Global Macro Fund, LP.
10.5	Second Amended and Restated Intercreditor Agreement, dated February 4, 2020, between Boxlight Corporation, Sallyport Commercial Finance, LLC and Lind Global Macro Fund, LP.
10.6	Third Restated Convertible Promissory Note, dated February 4, 2020.
10.7	Second Restated Convertible Promissory Note, dated February 4, 2020.
99.1	Press Release, dated February 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2020

BOXLIGHT CORPORATION

By:	/s/ Takesha Brown
Name:	Takesha Brown
Title:	Chief Financial Officer